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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          DATE OF REPORT:  DECEMBER 4, 1996


Commission File Number 0-22334


                          LODGENET ENTERTAINMENT CORPORATION
              ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                DELAWARE                                46-0371161
    -------------------------------              -------------------------
    (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                  Identification Number)


               808 WEST AVENUE NORTH, SIOUX FALLS, SOUTH DAKOTA 57104
         ----------------------------------------------------------------
         (Address of Principal Executive Offices)              (ZIP code)


                                   (605)  330-1330
                          -----------------------------------
                            (Registrant's telephone number,
                                 including area code)


                                   (not applicable)
              ------------------------------------------------------------
                           (Former name, former address and
                  former fiscal year, if changed since last report)




                                EXHIBIT INDEX - PAGE 4

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ITEM 5.  Other Events.

         Registrant issued a press release on December 3, 1996 (the "Press Release") pursuant to Rule 135c under the Securities Act of 1933 (17 CFR 230.135c). A copy of the Press Release is attached hereto as Exhibit 99.1.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99.1 Press Release Dated December 3, 1996.


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                                    EXHIBIT INDEX

                              CURRENT REPORT ON FORM 8-K
                                DATED DECEMBER 4, 1996


                          LODGENET ENTERTAINMENT CORPORATION

EXHIBIT NO.    DESCRIPTION

99.1           Press Release of LodgeNet Entertainment Corporation dated
               December 3, 1996





                                      SIGNATURES



    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LODGENET ENTERTAINMENT CORPORATION
                             ------------------------------------------
                                         (Registrant)


Date:  December 4, 1996           / S /  ERIC R. JACOBSEN
                             ------------------------------------------
                             Eric R. Jacobsen
                             Vice President and General Counsel
                             (Corporate Secretary)



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